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                                                                   EXHIBIT 10.54






                OPEN END MORTGAGE, ASSIGNMENT OF LEASES AND RENTS
                             AND SECURITY AGREEMENT

               Maximum Principal Amount Not to Exceed $150,000,000


         THIS OPEN END MORTGAGE AND SECURITY AGREEMENT (the "Mortgage") is made and entered into as of the 5th day of November, 1999, by ADAM WUEST CORPORATION, a Delaware corporation (formerly known as AWI Corporation), with an address of 2001 Lower Road, Linden, New Jersey 07036-6520 (the "Grantor") and FIRST UNION NATIONAL BANK, a national banking association, in its capacity as administrative agent, with an address of 301 South College Street, One First Union Center, DC-5, Charlotte, North Carolina 28288-0737 (in such capacity, the "Agent") for the lenders from time to time party to the Credit Agreement described herein (collectively, the "Lenders").

                                    RECITALS:

         WHEREAS, the Borrower (as hereinafter defined) and the Guarantors (as hereinafter defined) have requested that the Lenders provide a credit facility to the Borrower in an amount up to $70 million (collectively, the "Credit Facilities");

         WHEREAS, the Grantor, a subsidiary of the Borrower, is a Guarantor and is the owner of the fee simple interest in the real property described on Exhibit A attached hereto, and incorporated herein by reference; and

         WHEREAS, the Lenders have agreed to make the requested credit facility available to the Grantor provided that, among other things, the Grantor executes and delivers this Mortgage.

                              W I T N E S S E T H:

         In order to secure the repayment of the Credit Facilities and the Indebtedness (hereinafter defined) described herein together with any renewals or extensions or modifications thereof upon the same or different terms or at the same or different rate of interest and also to secure: (i) all future advances and readvances that may subsequently be made to the Grantor by the Lenders evidenced by any promissory notes given in connection with the aforesaid Credit Facilities, and all renewals and extensions thereof; and (ii) all other indebtedness of the Grantor to the Lenders pursuant to the Credit Facilities, now or hereafter existing, whether direct or indirect, the maximum amount of all indebtedness outstanding at any one time secured hereby not to exceed $70,000,000.00, plus interest thereon, all charges and expenses of collection incurred by Agent

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including court costs and reasonable attorney's fees;

         The Grantor, in consideration of the indebtedness herein recited and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, has irrevocably granted, released, sold, remised, bargained, assigned, pledged, warranted, mortgaged, transferred and conveyed, and does hereby grant, release, sell, remise, bargain, assign, pledge, warrant, mortgage, transfer and convey unto the Agent and the Agent's successors and assigns for the benefit of the Lenders with power of sale, forever, a continuing security interest in and to, all of Grantor's right, title and interest in and to the following described land, real property interests, buildings, improvements and fixtures:

                  (a) All that tract or parcel of land and other real property interests in Hamilton County, Ohio more particularly described in Exhibit A attached hereto and made a part hereof (the "Land");

                  (b) All buildings and improvements of every kind and description now or hereafter erected or placed on the aforesaid land (the "Improvements") and all materials intended for construction, reconstruction, alteration and repair of such Improvements now or hereafter erected thereon, all of which materials shall be deemed to be included within the premises hereby conveyed immediately upon the delivery thereof to the aforesaid Land, and all fixtures now or hereafter owned by the Grantor and attached to or contained in and used in connection with the aforesaid Land and Improvements and all renewals or replacements thereof or articles in substitution thereof, whether or not the same are or shall be attached to the Land and Improvements in any manner (the "Tangible Personalty") and all proceeds of the Tangible Personalty (hereinafter, the Land, the Improvements and Tangible Personalty may be collectively referred to as the "Premises"); and

                  (c) All appurtenances to the Premises together with all proceeds thereof, including casualty and condemnation proceeds;

         TO HAVE AND HOLD the same, together with all privileges, hereditaments, easements and appurtenances thereunto belonging, subject to the Permitted Liens (as defined in the hereinafter described Credit Agreement) and Permitted Encumbrances (hereinafter defined) to the Agent and the Agent's successors and assigns, to secure the Indebtedness and other obligations herein recited; provided that, should the indebtedness secured hereby be paid according to the tenor and effect thereof when the same shall be due and payable and should the Grantor timely and fully discharge its obligations secured hereby and satisfy the obligations in full, then the Premises shall be reconveyed to the Grantor or the title thereto shall be revested according to the provisions of law.

         And, as additional security for the Indebtedness, the Grantor hereby conditionally assigns to the Agent all the security deposits, rents, issues, profits and revenues of the Premises from time to time accruing (the "Rents and Profits"), reserving only the right to the Grantor to collect

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and apply the same as Grantor chooses as long as there shall exist no Event of
Default (as defined in Article III).

         As additional collateral and further security for the Indebtedness, the Grantor does hereby assign to the Agent and grants to the Agent a security interest in all of the right, title and the interest of the Grantor in and to any and all insurance policies and proceeds thereof and any and all leases (including equipment leases), rental agreements, management contracts, franchise agreements, construction contracts, architects' contracts, technical services agreements, or other contracts, licenses and permits to the extent now or hereafter relating the Premises (the "Intangible Personalty") or any part thereof, and the Grantor agrees to execute and deliver to the Agent such additional instruments, in form and substance satisfactory to the Agent, as may hereafter be requested by the Agent to evidence and confirm said assignment; provided, however, that acceptance of any such assignment shall not be construed as a consent by the Agent to any lease, rental agreement, management contract, franchise agreement, construction contract, technical services agreement or other contract, license or permit, or to impose upon the Agent any obligation with respect thereto. Notwithstanding the foregoing provisions, such assignment and grant of security interest contained herein shall not extend to, and the Intangible Personalty shall not include, any personalty which is now or hereafter held by the Grantor as licensee, lessee or otherwise, to the extent that (a) such personalty is not assignable or capable of being encumbered as a matter of law or under the terms of the license, lease or other agreement applicable thereto (but solely to the extent that any such restriction shall be enforceable under applicable law), without the consent of the licensor or lessor thereof or other applicable party thereto and (b) such consent has not been obtained; provided, however, that the foregoing assignment and grant of security interest shall extend to, and the Intangible Personalty shall include, any and all proceeds of such personalty to the extent that the assignment or encumbering of such proceeds is not so restricted under the terms of the license, lease or other agreement applicable thereto.

         All the Tangible Personalty which comprise a part of the Premises shall, as far as permitted by law, be deemed to be affixed to the aforesaid Land and conveyed therewith. As to the balance of the Tangible Personalty and the Intangible Personalty, this Mortgage shall be considered to be a security agreement which creates a security interest in such items for the benefit of the Agent. In that regard, the Grantor grants to the Agent all of the rights and remedies of a secured party under the laws of the state in which the Premises are located.

         The Grantor and the Agent covenant, represent and agree as follows:

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                                    ARTICLE I

                              Indebtedness Secured

         1.1 Indebtedness. The Agent and the Lenders have agreed to establish a $70,000,000 senior secured credit facility (hereinafter the loans and extensions of credit thereunder may be called the "Obligations") in favor of the Sleepmaster L.L.C., a New Jersey limited liability company (the "Borrower") pursuant to the terms of that certain Amended and Restated Credit Agreement dated as of the date hereof among the Borrower, Sleepmaster Holdings, L.L.C., as the Parent, the domestic subsidiaries of the Borrower (including the Grantor) (individually a "Guarantor" and collectively with the Grantor, the "Guarantors"), the Agent and the Lenders (as amended, modified, extended, renewed or replaced from time to time, the "Credit Agreement") and as evidenced by (i) those revolving credit promissory notes of the Borrower, under which sums may be advanced, paid back or readvanced (as referenced and defined in the Credit Agreement, as amended, modified, supplemented, extended, renewed or replaced from time to time, the "Revolving Notes"), (ii) those term promissory notes of the Borrower (as referenced and defined in the Credit Agreement, as amended, modified, supplemented, extended, renewed or replaced from time to time, the "Term Notes") and (iii) those letters of credit for the account of the Borrower or any other Credit Party (as referenced in the Credit Agreement, the "Letters of Credit"). The Revolving Notes and the Term Notes shall hereinafter collectively be called the "Notes." Capitalized terms used herein and not otherwise defined shall have the meanings ascribed to such terms in the Credit Agreement. This Mortgage is given to secure the payment of the Borrower and the Grantor under any Hedging Agreements (as defined in the Credit Agreement) and all indebtedness and other obligations now or hereafter owing under the Notes, the Letters of Credit, the Credit Agreement, this Mortgage and the other Credit Documents (collectively, the "Indebtedness").

         1.2 Future Advances. This Mortgage is given to secure not only the Obligations, but also (i) any disbursements made for the payment of taxes, levies or insurance on the Premises and (ii) such future advances made pursuant to this Mortgage, which advances are to be made at the option of the Agent within twenty (20) years from the date hereof, to the same extent as if such future advances were made on the date of the execution of this Mortgage. The total amount of indebtedness that may be so secured may decrease or increase from time to time, but the total unpaid balance so secured at one time shall not exceed $150,000,000.

                                   ARTICLE II

               Grantor's Covenants, Representations and Agreements

         2.1 Title to Property. The Grantor represents and warrants to the Agent
(i) that it is seized of the Land, the Improvements (and any fixtures) and the Tangible Personalty in fee to the extent such Tangible Personalty does not constitute fixtures and has the right to encumber and convey the same, (ii) as of the date hereof, that title to the Tangible Personalty is free and clear of all liens and encumbrances except for the Permitted Liens and title to all such other property is free and clear of all encumbrances except for the matters shown on the title policy accepted by

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the Agent in connection with this Mortgage (the "Permitted Encumbrances"), and
(iii) that it will warrant and defend the title to such property except for the Permitted Encumbrances and Permitted Liens against the claims of all Persons. As to the balance of the Premises, the Rents and Profits and the Intangible Personalty, the Grantor represents and warrants that it has title to such property, that it has the right to encumber and convey such property and that it will warrant and defend such property against the claims of all Persons subject to the Permitted Encumbrances and the Permitted Liens.

         2.2 Taxes and Fees. The Grantor will pay prior to delinquency all taxes, general and special assessments, insurance premiums, permit fees, inspection fees, user fees, license fees, water and sewer charges, franchise fees and equipment rents against it or the Premises as required by the terms and conditions of Section 5.3 of the Credit Agreement (and the Grantor, upon request of the Agent, will submit to the Agent receipts evidencing said payments). The Grantor or the Borrower will also pay, as and when due, all mortgage taxes and intangible tax due or payable in connection with the execution and delivery of this Mortgage, including sums due in connection with any future advances made pursuant to the Credit Agreement.

         2.3 Reimbursement. The Grantor agrees that if it shall fail to pay on or before the date that the same become delinquent any tax, assessment or charge levied or assessed against the Premises or any utility charge, whether public or private, or any insurance premium, or if it shall fail to procure the insurance coverage and the delivery of the insurance certificates required hereunder, or if it shall fail to pay any other charge or fee described in Section 2.4 hereof, then (unless such obligations are being contested in the manner set forth in Section 5.3 of the Credit Agreement), the Agent, at its option, may pay or procure the same and will give the Grantor prompt notice of any such expenditures. The Grantor will reimburse the Agent upon demand for any sums of money paid by the Agent pursuant to this Section, together with interest on each such payment at the default rate of interest provided in Section 2.8 of the Credit Agreement for Loans, and all such sums and interest thereon shall be secured hereby.

         2.4 Additional Documents. The Grantor agrees to execute and deliver to the Agent, concurrently with the execution of this Mortgage and upon the request of the Agent from time to time hereafter, all financing statements and other documents reasonably required to perfect and maintain the security interest created hereby. The Grantor hereby irrevocably (as long as the Loans remain unpaid) makes, constitutes and appoints the Agent as the true and lawful attorney of the Grantor (such appointment being coupled with an interest) to sign the name of the Grantor (after the Grantor has failed or refused to timely execute such documents upon request of the Agent) on any financing statement, continuation of financing statement or similar document required to perfect or continue such security interests but only in the event the Grantor refuses to do so after receipt of written notice.

         2.5 Sale or Encumbrance. Except as otherwise permitted in the Credit Agreement, the Grantor will not sell, encumber or otherwise dispose of any of the Tangible Personalty except to the incorporate such into the Improvements or replace with goods of quality and value at least equal to that replaced. Provided, however, in the event the Grantor sells or otherwise disposes of any of the Tangible Personalty, except to the extent permitted by the Credit

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Agreement, the Agent's security interest in the proceeds of the Tangible
Personalty shall continue pursuant to this Mortgage.

         2.6 Fees and Expenses. The Grantor will promptly pay upon demand any and all reasonable costs and expenses of the Agent, (a) as required under
Section 9.5 of the Credit Agreement and (b) as necessary to protect the Premises, the Rents and Profits or the Intangible Personalty or incurred in connection with the exercise of any rights or remedies under this Mortgage or with respect to the Premises, Rents and Profits or the Intangible Personalty. All of the foregoing costs and expenses shall be secured hereby.

         2.7 Leases and Other Agreements. Without first obtaining on each occasion the written approval of the Agent, the Grantor shall not, except as permitted by the Credit Agreement, enter into, cancel, surrender or materially modify or permit the cancellation of any material lease (including any equipment lease), rental agreement, management contract, franchise agreement, construction contract, technical services agreement or other material contract, license or permit now or hereafter affecting the Premises, or materially modify any of said instruments, or accept or permit to be made, any prepayment (more than one month) of any installment of rent or fees thereunder. Certified copies of each such approved material lease or other material agreement not previously delivered to the Agent shall be submitted to the Agent as soon as possible. The Grantor shall faithfully keep and perform, or cause to be kept and performed, in all material respects, all of the covenants, conditions, and agreements contained in each of said agreements, now or hereafter existing, on the part of the Grantor to be kept and performed (including performance of all covenants to be performed under any and all leases of the Premises or any part thereof) and shall at all times use commercially reasonable efforts to enforce, with respect to each other party to said agreements, all obligations, covenants and agreements by such other party to be performed thereunder.

         2.8 Maintenance of Premises. The Grantor will abstain from and will not permit the commission of waste in or about the Premises and will maintain, or cause to be maintained, the Premises in reasonable condition and repair, ordinary wear and tear and obsolescence excepted.

         2.9 Insurance.

                  (a) Types Required. The Grantor shall maintain insurance for the Premises as set forth in Section 5.5 of the Credit Agreement. In addition to the requirements set forth in Section 5.5 of the Credit Agreement, if any part of the Improvements is located in an area having "special flood hazards" as defined in the Federal Flood Disaster Protection Act of 1973, a flood insurance policy as may be required by law naming the Agent as mortgagee must be submitted to the Agent. The policy must be in such amount, covering such risks and liabilities and with such deductibles or self-insurance retentions as are in accordance with normal industry practice.

                  (b) Use of Proceeds. All insurance proceeds received by the Grantor shall be applied as set forth in the Credit Agreement with respect to a "Recovery Event."

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         2.10 Eminent Domain. Subject to the provisions of the Credit Agreement, the Grantor assigns to the Agent any proceeds or awards which may become due by reason of any condemnation or other taking for public use of the whole or any part of the Premises or any rights appurtenant thereto to which the Grantor is entitled, and such proceeds or awards shall be applied in the same manner the insurance proceeds are applied as set forth in the Credit Agreement with respect to a "Recovery Event." The Grantor agrees to execute such further assignments and agreements as may be reasonably required by the Agent to assure the effectiveness of this Section. In the event any Governmental Authority shall require or commence any proceedings for the demolition of any buildings or structures comprising a part of the Premises, or shall commence any proceedings to condemn or otherwise take pursuant to the power of eminent domain a material portion of the Premises, the Grantor shall promptly notify the Agent of such requirements or commencement of proceeding (for demolition, condemnation of other taking).

         2.11 Releases and Waivers. The Grantor agrees that no release by the Agent of any portion of the Premises, the Rents and Profits or the Intangible Personalty, no subordination of lien, no forbearance on the part of the Agent to collect on the Loans, or any part thereof, no waiver of any right granted or remedy available to the Agent and no action taken or not taken by the Agent shall, except to the extent expressly released, in any way have the effect of releasing the Grantor from full responsibility to the Agent for the complete discharge of each and every of the Grantor's obligations hereunder.

         2.12 Transfer of Premises. Except as otherwise permitted in the Credit Agreement, the Grantor covenants and agrees with the Agent that the Grantor shall not sell, transfer, convey, mortgage, encumber or otherwise dispose of the Premises, the Rents and Profits or the Intangible Personalty or any part thereof or any interest therein or engage in subordinate financing with respect thereto during the term of this Mortgage without the prior written consent of the Agent.

         2.13 Compliance with Law. Except as otherwise permitted in the Credit Agreement, the Grantor will comply with all applicable statutes, regulations and orders of, and all applicable restrictions imposed by, all governmental authorities in respect of the ownership of the Premises (including applicable statutes, regulations, orders and restrictions relating to environmental standards and controls).

         2.14 Inspection. Except as otherwise permitted in the Credit Agreement, the Grantor will permit the Agent, or its Agents, at all reasonable times during regular business hours (per Section 5.6 of Credit Agreement) and with advance prior notice to enter and pass through or over the Premises for the purpose of inspecting same; provided, however, prior to an Event of Default inspections shall be at reasonable times during the Grantor's normal business hours.

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         2.15 Security Agreement.

         (a) Insofar as the fixtures and articles of personal property either referred to or described in this Mortgage are in any way connected with the use and enjoyment of the Premises, this Mortgage is hereby made and declared to be a security agreement, encumbering each and every item of personal property included herein, in compliance with the provisions of the Uniform Commercial Code as enacted in the state where the Premises are located. A financing statement or statements reciting this Mortgage to be a security agreement, affecting all of said personal property aforementioned, shall be executed by the Grantor and the Agent and appropriately filed. The remedies for any violation of the covenants, terms and condition of the security agreement herein contained shall be (i) as prescribed herein or (ii) as prescribed by general law or (iii) as prescribed by the specific statutory consequences now or hereafter enacted and specified in said Uniform Commercial Code, all at Agent's sole election. The Grantor and the Agent agree that the filing of such financing statement(s) in the records normally having to do with personal property shall never be construed as in anywise derogating from or impairing this declaration and hereby stated intention of the Grantor and the Agent that everything used in connection with the production of income from the Premises or adapted for use therein or which is described or reflected in this Mortgage, is, and at all times and for all purposes and in all proceedings both legal or equitable shall be, regarded as part of the real estate irrespective of whether (a) any such item is physically attached to the improvements, (b) serial numbers are used for the better identification of certain items capable of being thus identified in a recital contained herein, or (c) any such item is referred to or reflected in any such financing statement(s) so filed at any time. Similarly, the mention in any such financing statement(s) of the rights in and to (aa) the proceeds of any fire or hazard insurance policy of (bb) any award in eminent domain proceedings for a taking or for loss of value or (cc) the Grantor's interest as lessor in any present or future lease or rights to income growing out of the use or occupancy of the Premises, whether pursuant to lease or otherwise, shall never be construed as in anywise altering any of the rights of the Grantor or the Agent as determined by this instrument or impugning the priority of the Agent's lien granted hereby or by any other recorded document, but such mention in such financing statement(s) is declared to be for the protection of the Agent in the event any court shall at any time hold with respect to the foregoing (aa) or
(bb) or (cc), that notice of the Agent's priority of interest to be effective against a particular class of persons, must be filed in the Uniform Commercial Code records.

         (b) The Grantor warrants that the names of the "Debtor" and the "Secured Party" (which are the Grantor and the Agent, respectively), the address of the "Secured Party" from which information concerning the security interest may be obtained, and the address of "Debtor", are as set forth in Section 6.2, hereof; and a statement indicating the types, or describing the items, of collateral is set forth hereinabove. The location of the collateral which is Tangible Personalty is upon the Land. The Grantor agrees to furnish the Agent with notice of any change in the name, identity, corporate structure, residence, principal place of business or mailing address of the Grantor within ten (10) days of the effective date of any such change and the Grantor will promptly execute any financing statements or other instruments deemed necessary by the Agent to prevent any filed financing statement from becoming misleading or losing its perfected status.

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                                   ARTICLE III

                                Events of Default

         An Event of Default shall exist under the terms of this Mortgage upon the existence of an Event of Default under the terms of the Credit Agreement.


                                   ARTICLE IV

                                   Foreclosure

         4.1 Acceleration of Secured Indebtedness; Foreclosure. Upon the occurrence and during the continuance of an Event of Default, the entire balance of the Obligations and any other obligations due under the Credit Documents, including all accrued interest, shall, at the option of the Agent, become immediately due and payable. Upon failure to pay the Obligations or reimburse any other amounts due under the Credit Documents in full at any stated or accelerated maturity and in addition to all other remedies available to the Agent at law or in equity, the Agent may foreclose the lien of this Mortgage pursuant to the power of sale hereby granted or by judicial proceeding. The Grantor hereby waives any statutory right of redemption in connection with such foreclosure proceeding.

         4.2 Proceeds of Sale. Following a foreclosure sale, the proceeds of such sale shall, subject to applicable law, be applied in accordance with
Section 10 of the Security Agreement.


                                    ARTICLE V

                   Additional Rights and Remedies of the Agent

         5.1 Rights Upon an Event of Default. Upon the occurrence and during the continuance of an Event of Default, but only after the Agent has exercised its right to declare the entire balance of the Obligations due and payable, the Agent, immediately and without additional notice and without liability therefor to the Grantor, except for gross negligence, willful misconduct or unlawful conduct, may do or cause to be done any or all of the following to the extent permitted by applicable law: (a) take physical possession of the Premises; (b) exercise its right to collect the Rents and Profits; (c) enter into contracts for the completion, repair and maintenance of the Improvements thereon; (d) expend Loan funds and any rents, income and profits derived from the Premises for the payment of any taxes, insurance premiums, assessments and charges for completion, repair and maintenance of the Improvements, preservation of the lien of this Mortgage and satisfaction and fulfillment of any liabilities or obligations of the Grantor arising out of or in any way connected with the Premises whether or not such liabilities and obligations in any way affect, or may affect, the lien of this Mortgage; (e) enter into leases demising the Premises or any part thereof; (f) take such steps to protect and

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enforce the specific performance of any covenant, condition or agreement in the
Notes, this Mortgage, the Credit Agreement or the other Credit Documents, or to aid the execution of any power herein granted; and (g) generally, supervise, manage, and contract with reference to the Premises as if the Agent were equitable owner of the Premises. Notwithstanding the occurrence of an Event of Default or acceleration of the Loans, the Agent shall continue to have the right to pay money, whether or not Loan funds, for the purposes described in Sections 2.2, 2.6 and 2.8 hereof, and all such sums and interest thereon shall be secured hereby. The Grantor also agrees that any of the foregoing rights and remedies of the Agent may be exercised at any time independently of the exercise of any other such rights and remedies, and the Agent may continue to exercise any or all such rights and remedies until the Event(s) of Default are cured with the consent of the Agent or until foreclosure and the conveyance of the Premises to the high bidder or until the Credit Agreement is no longer in effect or the Obligations are otherwise satisfied or paid in full.

         PROVIDED ALWAYS, and it is the true intent and meaning of the Grantor and the Agent, that if the Grantor, its successors and assigns, shall pay or cause to be paid and discharged unto the Agent, its successors and assigns, the obligations secured hereby according to the terms of this Mortgage and the Credit Documents, then this Mortgage shall cease, determine and be void, otherwise it shall remain in full force and virtue. And it is agreed, by and between the Grantor and the Agent, that the Grantor is to hold and enjoy the said premises until an Event of Default be made in the terms of this Mortgage.

         5.2 Appointment of Receiver. Upon the occurrence of an Event of Default, the Agent shall be entitled, without additional notice and without regard to the adequacy of any security for the indebtedness secured hereby whether the same shall then be occupied as a homestead or not or the solvency of any party bound for its payment, to make application for the appointment of a receiver to take possession of and to operate the Premises, and to collect the rents, issues, profits, and income thereof, all expenses of which shall be added to the Obligations and secured hereby. The receiver shall have all the rights and powers provided for under the laws of the state in which the Premises are located, including without limitation, the power to execute leases, and the power to collect the rents, sales proceeds, issues, profits and proceeds of the Premises during the pendency of such foreclosure suit, as well as during any further times when the Grantor, its successors or assigns, except for the intervention of such receiver, would be entitled to collect such rents, sales proceeds, issues, proceeds and profits, and all other powers which may be necessary or are usual in such cases for the protection, possession, control, management and operation of the Premises during the whole of said period. All costs and expenses (including receiver's fees, attorney's fees and costs incurred in connection with the appointment of a receiver) shall be secured by this Mortgage. Notwithstanding the appointment of any receiver, trustee or other custodian, the Agent shall be entitled, to retain possession and control of any cash or other instruments, at the time held by or payable or deliverable under the terms of the Mortgage to the Agent to the fullest extent permitted by law.

         5.3 Waivers. No waiver of any Event of Default shall at any time thereafter be held to be a waiver of any rights of the Agent stated anywhere in the Notes, this Mortgage, the Credit Agreement or any of the other Credit Documents, nor shall any waiver of a prior Event of

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Default operate to waive any subsequent Event(s) of Default. All remedies provided in this Mortgage, the Notes, the Credit Agreement or any of the other Credit Documents are cumulative and may, at the election of the Agent, be exercised alternatively, successively, or in any manner and are in addition to any other rights provided by law.

         5.4 Delivery of Possession After Foreclosure. In the event there is a foreclosure sale hereunder and at the time of such sale, the Grantor or the Grantor's heirs, devises, representatives, successors or assigns are occupying or using the Premises, or any part thereof, each and all immediately shall become the tenant of the purchaser at such sale, which tenancy shall be a tenancy from day to day, terminable at the will of either landlord or tenant, at a reasonable rental per day based upon the value of the property occupied, such rental to be due daily to the purchaser; and to the extent permitted by applicable law, the purchaser at such sale, notwithstanding any language herein apparently to the contrary, shall have the sole option to demand possession immediately following the sale or to permit the occupants to remain as tenants at will. In the event the tenant fails to surrender possession of said property upon demand, the purchaser shall be entitled to institute and maintain a summary action for possession of the property (such as an action for forcible detainer) in any court having jurisdiction.

         5.5 Marshalling. The Grantor hereby waives, in the event of foreclosure of this Mortgage or the enforcement by the Agent of any other rights and remedies hereunder, any right otherwise available in respect to marshalling of assets which secure the Loans and Letters of Credit and any other indebtedness secured hereby or to require the Agent to pursue its remedies against any other such assets.

                                   ARTICLE VI

                               General Conditions

         6.1 Terms. The singular used herein shall be deemed to include the plural; the masculine deemed to include the feminine and neuter; and the named parties deemed to include their heirs, successors and assigns. The term "Agent" shall include any payee of the indebtedness hereby secured or any transferee thereof whether by operation of law or otherwise.

         6.2 Notices. All notices and other communications required to be given hereunder shall be in writing (including by telecopy) and shall have been duly given and shall be effective (i) when delivered by hand, (ii) when transmitted via telecopy (or other facsimile device) to the number set out below, (iii) the Business Day following the day on which the same has been delivered prepaid to a reputable national overnight air courier service, or (iv) the third Business Day following the day on which the same is sent by certified or registered mail, postage prepaid, in each case to the respective parties at the address or telecopy numbers set forth below, or at such other address as such party may specify by written notice to the other parties hereto or to such other address as may hereafter be given by notice in accordance with this paragraph.

                                    to the Grantor:

                                    Adam Wuest Corporation
                                    c/o Sleepmaster L.L.C.
                                    2001 Lower Road
                                    Linden, New Jersey 07036-6520
                                    Telephone: 732-453-5019
                                    Facsimile: 732-381-3925


                                    with a copy to:

                                    Kirkland & Ellis
                                    Citicorp Center
                                    153 East 53rd Street
                                    New York, New York 1002-4675
                                    Attn: Kimberly Taylor
                                    Telephone: 212-446-4915
                                    Facsimile: 212-446-4900

                                    to the Agent:

                                    First Union National Bank
                                    One First Union Center, TW10
                                    Charlotte, North Carolina  28288-0608
                                    Attention: Syndication Agency Services
                                    Telecopier: (704) 383-0288
                                    Telephone:  (704) 374-2698

         6.3 Severability. If any provision of this Mortgage is determined to be illegal, invalid or unenforceable, such provision shall be fully severable and the remaining provisions shall remain in full force and effect and shall be construed without giving effect to the illegal, invalid or unenforceable provisions.

         6.4 Headings. The captions and headings herein are inserted only as a matter of convenience and for reference and in no way define, limit, or describe the scope of this Mortgage nor the intent of any provision hereof.

         6.5 Conflicting Terms. In the event the terms and conditions of this Mortgage conflict with the terms and conditions of the Credit Agreement, the terms and conditions of the Credit Agreement shall control and supersede the provisions of this Mortgage with respect to such conflicts.

         6.6 Governing Law. This Mortgage shall be governed by and construed in accordance with the internal law of the State of North Carolina as provided in
Section 9.13 of the

Credit Agreement; provided, however, that the provisions of this Mortgage relating to the creation, perfection and enforcement of the lien and security interest created by this Mortgage in respect of the Premises and the exercise of each remedy provided hereby, including the power of foreclosure or power of sale procedures set forth in this Mortgage, shall be governed by and construed in accordance with the internal law of the state where the Premises is located. In the event of a conflict between the laws of the State of North Carolina and the internal law with respect to creation, perfection and enforcement of the lien and security interest created by this Mortgage, the laws of the state in which the Premises is located shall govern.

         6.7 Application of the Foreclosure Law. If any provision in this Mortgage shall be inconsistent with any provision of the foreclosure laws of the state where the Premises are located, the provisions of such laws shall take precedence over the provisions of this Mortgage, but shall not invalidate or render unenforceable any other provision of this Mortgage that can be construed in a manner consistent with such laws.

         6.8 WRITTEN AGREEMENT.

         (a) THE RIGHTS AND OBLIGATIONS OF THE GRANTOR AND THE AGENT SHALL BE DETERMINED SOLELY FROM THIS WRITTEN MORTGAGE AND THE OTHER LOAN DOCUMENTS, AND ANY PRIOR ORAL OR WRITTEN AGREEMENTS BETWEEN THE AGENT AND THE GRANTOR CONCERNING THE SUBJECT MATTER HEREOF AND OF THE OTHER LOAN DOCUMENTS ARE SUPERSEDED BY AND MERGED INTO THIS MORTGAGE AND THE OTHER LOAN DOCUMENTS.

         (b) THIS MORTGAGE AND THE OTHER LOAN DOCUMENTS MAY NOT BE VARIED BY ANY ORAL AGREEMENTS OR DISCUSSIONS THAT OCCUR BEFORE, CONTEMPORANEOUSLY WITH, OR SUBSEQUENT TO THE EXECUTION OF THIS MORTGAGE OR THE OTHER LOAN DOCUMENTS.

         (c) THIS WRITTEN MORTGAGE AND THE OTHER LOAN DOCUMENTS REPRESENT THE FINAL AGREEMENTS BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

         6.9 WAIVER OF JURY TRIAL. THE AGENT AND THE GRANTOR HEREBY WAIVE, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, THE RIGHT TO A TRIAL BY JURY IN ANY ACTION OR PROCEEDING BASED UPON, OR RELATED TO, THE SUBJECT MATTER OF THIS MORTGAGE. THIS WAIVER IS KNOWINGLY, INTENTIONALLY, AND VOLUNTARILY MADE BY THE AGENT AND THE GRANTOR, AND THE AGENT AND THE GRANTOR ACKNOWLEDGE THAT NO PERSON ACTING ON BEHALF OF ANOTHER PARTY TO THIS AGREEMENT HAS MADE ANY REPRESENTATIONS OF FACT TO INDUCE THIS WAIVER OF TRIAL BY JURY OR IN ANY WAY TO MODIFY OR NULLIFY ITS EFFECT. THE AGENT AND THE GRANTOR FURTHER ACKNOWLEDGE THAT THEY HAVE BEEN REPRESENTED (OR HAVE HAD

THE OPPORTUNITY TO BE REPRESENTED) IN THE SIGNING OF THIS MORTGAGE AND IN THE MAKING OF THIS WAIVER BY INDEPENDENT LEGAL COUNSEL, SELECTED OF THEIR OWN FREE WILL, AND THAT THEY HAVE HAD THE OPPORTUNITY TO DISCUSS THIS WAIVER WITH COUNSEL.

         6.10 Request for Notice. The Grantor requests a copy of any statutory notice of default and a copy of any statutory notice of sale hereunder be mailed to the Grantor at the address specified in Section 6.2 of this Mortgage.

                  [Remainder of Page Intentionally Left Blank]

         IN WITNESS WHEREOF, the parties hereto have executed this Mortgage under seal as of the above written date.



WITNESS:                                    ADAM WUEST CORPORATION
                                            (formerly known as AWI Corporation)

                                            By:
                                               --------------------------------
By                                          Name (Printed):
  --------------------------------                         --------------------
Name (Printed):                             Title:
               -------------------                -----------------------------

By
  --------------------------------
Name (Printed):
               -------------------





STATE OF
        --------------------------

COUNTY OF
         -------------------------


         The foregoing instrument was acknowledged before me this __________ day of __________, 1999 by __________ as __________of ADAM WUEST CORPORATION, a
Delaware corporation, on behalf of the corporation. He/she personally appeared before me and is/are personally known to me or produced as identification.

                                            Notary:
                                                   ----------------------------
[NOTARIAL SEAL]                             Printed Name:
                                                         ----------------------
                                            Notary Public, State of
                                                                    -----------
                                            My Commission Expires:
                                                                  -------------

                                            FIRST UNION NATIONAL BANK, a
                                            national banking association

WITNESS:
                                            By:
                                               --------------------------------
By:                                         Name (Printed):
   -------------------------------                         --------------------
Name (Printed)                              Title:
              --------------------                -----------------------------

By:
   -------------------------------
Name (Printed)
              --------------------





STATE OF
        --------------------------

COUNTY OF
         -------------------------


         The foregoing instrument was acknowledged before me this __________ day of __________ , 1999 by __________ as __________ of FIRST UNION NATIONAL BANK, a
national banking association, on behalf of the banking association. He/she personally appeared before me and is/are personally known to me or produced as identification.

                                            Notary:
                                                   ----------------------------
[BANK SEAL]                                 Printed Name:
                                                         ----------------------
                                            Notary Public, State of
                                                                    -----------
                                            My Commission Expires:
                                                                  -------------


Prepared By and Return To:
Jeffrey W. Glenney, Esq.
Moore & Van Allen, PLLC
NationsBank Corporate Center
100 North Tryon Street, Floor 47
Charlotte, North Carolina  28202-4003
Telephone 704-331-1016

                                    EXHIBIT A

                               [Legal Description]